U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2008

The African Diamond Company, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-26211	95-4666270
(Commission File No.)	(IRS Employer Identification No.)

2325 Dulles Corner Blvd., Suite 500
Herndon, VA 20171
(888) 418-2112
(Address and telephone number of principal executive offices and place of business)

277 West 11th Street, Suite 2F
New York, New York 10014
(212) 924-3548
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On May 15, 2008, the Registrant’s Independent Auditor, Michael Pollack, CPA, , was notified by the Registrant that the Registrant had elected declined to retain a new the Independent Auditor for the Registrant.

On May 15, 2008, Aaron Stein, C.P.A., PO Box 406, 981 Allen Lane, Woodmere, NY 11598, 516-569-0520, was retained as its independent auditor to audit its financial statements for the fiscal years ended December 31, 2005, 2006 and 2007. The decision to retain Aaron Stein, C.P.A. was approved by the Registrant's Board of Directors.

During the period of their engagement through August 14, 2007, there were no disagreements between Michael Pollack, CPA and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Michael Pollack, CPA, would have caused him to make reference to the subject matter of the disagreement in connection with its reports on the Registrant's financial statements. Michael Pollack, CPA did not file any reports on behalf of the Registrant during his tenure.

The Registrant has furnished Michael Pollack, CPA with a copy of this report and has requested him to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the resignation letter is to attached as Exhibit 16 to this Form 8-K.

(b) Effective May 15, 2008, Aaron Stein, C.P.A., PO Box 406, 981 Allen Lane, Woodmere, NY 11598, 516-569-0520 has been retained as independent auditor of The African Diamond, Inc., the Registrant, and was retained as independent auditor of the registrant for the fiscal years ending December 31, 2005, 2006 and 2007. Prior to the engagement, Registrant did not consult with Aaron Stein, C.P.A. regarding the application of accounting principles to a specified transaction, or the type of audit opinion that may be rendered with respect to the Registrant’s financial statements, as well did not consult with Aaron Stein, C.P.A., as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the small business issuer's financial statements and either written or oral advice was provided that was an important factor considered by the small business issuer in reaching a decision as to the accounting, auditing or financial reporting issue.

Section 9 -- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.
16. Letter from Michael Pollack, CPA, to the Commission, concerning change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2008

The African Diamond Company, Inc.

By:	/s/ Gabriel Abensur
By: Gabriel Abensur Chief Executive Officer, President